UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-10135

Waddell & Reed Advisors Select Funds, Inc.

(Exact name of registrant as specified in charter)

6300 Lamar Avenue, Overland Park, Kansas 66202

(Address of principal executive offices) (Zip code)

Kristen A. Richards
6300 Lamar Avenue
Overland Park, Kansas 66202

(Name and address of agent for service)

Registrant's telephone number, including area code: 913-236-2000

Date of fiscal year end: June 30

Date of reporting period: June 30, 2005

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

Annual Report
June 30, 2005

Waddell & Reed Advisors Dividend Income Fund
Waddell & Reed Advisors Value Fund

CONTENTS
3	President's Letter
5	Illustration of Fund Expenses
7	Dividend Income Fund
22	Value Fund
39	Notes to Financial Statements
47	Report of Independent Registered Public Accounting Firm
48	Income Tax Information
49	Directors and Officers
54	Annual Privacy Notice
56	Proxy Voting Information
56	Quarterly Portfolio Schedule Information
57	Householding Notice
58	IRA Disclosure

This report is submitted for the general information of the shareholders of Waddell & Reed Advisors Select Funds, Inc. It is not authorized for distribution to prospective investors in the Funds unless preceded or accompanied by a current Waddell & Reed Advisors Select Funds, Inc. prospectus and current Fund performance information.

President's Letter
      June 30, 2005

Dear Shareholder:

Enclosed is our report on your Fund's operations for the 12 months ended June 30, 2005. The 12-month period saw solid results for most investors. Stocks ended the period higher, with the S&P 500 returning 6.33 percent. Bonds overall, also, showed good results, with the Citigroup Broad Investment Grade Index rising 7.00 percent over the past 12 months.

Economic fundamentals were quite good. Corporate earnings remained solid. Gross domestic product (GDP) in the United States averaged 4 percent annualized growth through 2004, 3.8 percent in the first quarter of 2005, and estimates for the second calendar quarter of 2005 are for growth at 3 to 3.5 percent. Despite rising financial markets, investors generally remained cautious, bothered apparently by rising energy prices and interest rates, the potential for accelerating inflation, and a declining U.S. dollar.

The Federal Reserve initiated a series of increases in short-term interest rates during the period. The Fed enacted five quarter-point increases in the last half of calendar 2004 and four more between January and June of 2005, taking short-term rates from a very low level of 1 percent up to 3.25 percent. Recent public statements by the Federal Reserve indicate that additional increases may be forthcoming.

Despite the rising short-term interest rates and higher oil prices, we continue to feel the economy is doing quite well. Real economic growth of around 3 percent for the rest of calendar 2005, with a nominal growth (after inflation) of around 6 percent, seems likely, in our view. History suggests that corporate profits tend to grow in line with growth in the economy, and stocks generally follow the growth in profits. It now appears that S&P 500 profits could potentially rise in the area of 10 percent for all of 2005. Equities have been sluggish in the first six months of 2005, actually down slightly. We believe that some catch-up with profit growth appears probable.

Regardless of short-term setbacks brought on by economic or geopolitical events - and although past performance is no guarantee of future results - stocks have historically continued to rise over time. And, through appropriate diversification, you can potentially provide more balance to your portfolio over time.

Your financial advisor can help you with these strategies and work with you to develop and maintain a customized investment plan based on your individual situation. We believe that focusing on that plan, despite the swings of the market, is important as you work toward a sound financial future.

Thank you for your partnership and your continued commitment to your investment program.

Respectfully,

Henry J. Herrmann, CFA
President

The opinions expressed in this letter are those of the President of Waddell & Reed Advisors Select Funds, Inc. and are current only through the end of the period of the report, as stated on the cover. The President's views are subject to change at any time, based on market and other conditions, and no forecasts can be guaranteed.

Illustration of Fund Expenses

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, redemption fees and exchange fees; and (2) ongoing costs, including management fees, distribution and service fees, and other Fund expenses. The following tables are intended to help you understand your ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the six-month period ended June 30, 2005.

Actual Expenses

The first line for each share class in the following tables provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, a $7,500 account value divided by $1,000 = 7.5), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. There may be additional fees charged to holders of certain accounts that are not included in the expenses shown in the tables. These fees apply to Individual Retirement Accounts (IRAs), IRA Rollovers, Roth IRAs, Conversion Roth IRAs, Simplified Employee Pension (SEP), Simple IRAs, Tax-Sheltered Accounts (TSAs), Keogh Plans, Owner Only 401(k) (Exclusive K) Plans and Final Pay Plans. As of the close of the six months covered by the tables, a customer is charged an annual fee of $15 within each plan type. This fee is waived for IRA Rollovers and Conversion Roth IRAs if the customer owns another type of IRA. Coverdell Education Savings Account plans are charged an annual fee of $10 per customer. You should consider the additional fees that were charged to your Fund account over the six-month period when you estimate the total ongoing expenses paid over the period and the impact of these fees on your ending account value as such additional expenses are not reflected in the information provided in the expense tables. Additional fees have the effect of reducing investment returns.

Hypothetical Example for Comparison Purposes

The second line for each share class of the following tables provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees or exchange fees. Therefore, the second line of each share class in the tables are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Dividend Income Fund Expenses
For the Six Months Ended June 30, 2005	Beginning Account Value 12-31-04	Ending Account Value 6-30-05	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During Perod*

Based on Actual Fund Return (1)
Class A	$1,000	$1,030	1.31%	$6.58
Class B	1,000	1,026	2.25	11.32
Class C	1,000	1,026	2.18	10.96
Class Y	1,000	1,032	0.95	4.79
Based on 5% Return (2)
Class A	$1,000	$1,018	1.31%	$6.54
Class B	1,000	1,014	2.25	11.26
Class C	1,000	1,014	2.18	10.90
Class Y	1,000	1,020	0.95	4.76

Value Fund Expenses
For the Six Months Ended June 30, 2005	Beginning Account Value 12-31-04	Ending Account Value 6-30-05	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During Perod*

Based on Actual Fund Return (1)
Class A	$1,000	$1,013	1.34%	$6.66
Class B	1,000	1,009	2.27	11.32
Class C	1,000	1,009	2.21	10.99
Class Y	1,000	1,016	0.92	4.62
Based on 5% Return (2)
Class A	$1,000	$1,018	1.34%	$6.68
Class B	1,000	1,014	2.27	11.35
Class C	1,000	1,014	2.21	11.02
Class Y	1,000	1,020	0.92	4.63

*Fund expenses for each share class are equal to the Fund's annualized expense ratio for each share class (provided in the table), multiplied by the average account value over the period, multiplied by 181 days in the six-month period ended June 30, 2005, and divided by 365.

(1)This section uses the Fund's actual total return and actual Fund expenses. It is a guide to the actual expenses paid by the Fund in the period. The "Ending Account Value" shown is computed using the Fund's actual return and the "Expenses Paid During Period" column shows the dollar amount that would have been paid by an investor who started with $1,000 in the Fund. A shareholder may use the information here, together with the dollar amount invested, to estimate the expenses that were paid over the period. For every thousand dollars a shareholder has invested, the expenses are listed in the fourth column.

(2)This section uses a hypothetical 5% return and actual Fund expenses. It helps to compare the Fund's ongoing costs with other mutual funds. A shareholder can compare the Fund's ongoing costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

The above illustration is based on ongoing costs only and does not include any transactional costs, such as sales loads, redemption fees or exchange fees.

Manager's Discussion of Dividend Income Fund
      June 30, 2005

An interview with David P. Ginther, CPA, portfolio manager of Waddell & Reed Advisors Dividend Income Fund

The following discussion, graphs and tables provide you with information regarding the Fund's performance for the fiscal year ended June 30, 2005.

How did the Fund perform during the last fiscal year?

The Fund's Class A shares performed well, increasing 12.59 percent for the fiscal year (before the impact of any sales charges), compared with the Russell 1000 Index (generally reflecting the performance of securities that represent the large cap sector of the stock market), which increased 7.92 percent, and the Lipper Equity Income Funds Universe Average (reflecting the universe of funds with similar investment objectives), which increased 10.43 percent for the year. Please note that the Fund returns include applicable fees and expenses, whereas the index returns do not include any such fees.

What factors impacted the Fund's performance relative to its benchmark index during the fiscal year?

We believe that the Fund benefited from its focus on the energy and basic materials sectors. Energy stocks continued to benefit from long-term secular fundamentals that have allowed oil prices to remain higher than expected. Oil supply remains tight, with OPEC's spare capacity at its lowest level since the 1970s, and oil producers are struggling to bring on new supply, even with record high oil prices. Also, demand remains strong in the U.S. and China, despite oil's rapid price increase over the last two years. Basic industry stocks benefited from strong demand for commodities, due, in our view, to China's economy growing at a faster pace than forecasted. The Fund continues to focus on what we feel are high-quality, large-capitalization companies with strong cash flow that potentially can grow their dividend. This has been beneficial over the last 12 months, as dividend-payers in the S&P 500 Index slightly outperformed the non-dividend-payers for the first time in three years.

What other market conditions or events influenced the Fund's performance during the fiscal year?

The financial markets benefited from the strong economic recovery in the U.S. and acceleration in corporate profits, despite higher energy costs. Also of benefit were relatively tame inflation reports during the period, and that long-term interest rates remained low on a historical basis, even as the Federal Reserve raised short-term interest rates. The volatility in oil prices remained a concern, however, adding to the uncertainty of the markets.

What strategies and techniques did you employ that specifically affected the Fund's performance?

Our strategy is to focus on large-capitalization, high-quality companies with established operating records that we believe can accelerate their dividend payout ratio in the future. We look for companies with strong balance sheets and cash flow that we believe are market leaders in their industries. We believe companies that can continue to grow earnings and increase cash flow likely will increase their dividend payout ratio. During the fiscal year, we looked for stocks that we felt would benefit from a sustained economic recovery in the U.S. and the robust growth associated with China's economy. We attempted to position the Fund to take advantage of the currently attractive fundamentals associated with commodities due to global economic growth, mainly in China.

What industries or sectors did you emphasize during the fiscal year, and what looks attractive to you going forward?

With concerns about rising energy/commodity prices and their effect on the consumer and inflation, we maintained a conservative position during the period. The portfolio focused on the energy and basic materials sectors and remained cautious on technology and consumer discretionary sectors. The Fund continues to focus on large-capitalization, dividend-growth stocks with strong cash flow.

We continue to maintain a positive view regarding energy and basic materials stocks, while we remain cautious about consumer discretionary stocks. We believe energy prices are likely to remain high, compared with historical levels, due to the lack of supply growth from OPEC and the demand growth in Asia. We also believe that other commodity prices likely will remain higher than expected, as supply and demand is tight due to the strong economic growth in China.

Going forward, we anticipate that economic momentum may begin to slow as the U.S. economic recovery matures. Overall, worldwide economies remain mixed as China's economy continues to grow and Europe and Japan are slowing. We believe that the Federal Reserve may continue to increase interest rates at a measured pace through 2005, as inflation remains in check. We are concerned that higher interest rates could negatively affect the equity valuations of the financial markets. As always, we intend to continue to focus on what we feel are high quality, dividend-paying companies with strong earnings and cash flow that potentially can grow their dividend payout ratio.

The Fund's performance noted above is at net asset value (NAV), and does not include the effect of any applicable sales charges. If reflected, the sales charge would reduce the performance noted.

The opinions expressed in this report are those of the portfolio manager and are current only through the end of the period of the report as stated on the cover. The manager's views are subject to change at any time based on market and other conditions, and no forecasts can be guaranteed.

Comparison of Change in Value of $10,000 Investment

Waddell & Reed Advisors Dividend Income Fund, Class A Shares (1)(2)	$12,011
Waddell & Reed Advisors Dividend Income Fund, Class B Shares (2)	$12,518
Waddell & Reed Advisors Dividend Income Fund, Class C Shares (2)	$12,532
Waddell & Reed Advisors Dividend Income Fund, Class Y Shares (2)	$12,836
Russell 1000 Index	$12,894
Lipper Equity Income Funds Universe Average	$13,052

		W&R ADVISORS DIVIDEND INCOME FUND CLASS A SHARES	W&R ADVISORS DIVIDEND INCOME FUND CLASS B SHARES	W&R ADVISORS DIVIDEND INCOME FUND CLASS C SHARES	W&R ADVISORS DIVIDEND INCOME FUND CLASS Y SHARES	RUSSELL 1000 INDEX	LIPPER EQUITY INCOME FUNDS UNIVERSE AVERAGE

JUNE	2003	9,425	10,000	10,000	10,000	10,000	10,000
SEPT	2003	9,392	9,950	9,940	9,972	10,300	10,184
DEC	2003	10,426	11,020	11,020	11,080	11,563	11,461
MAR	2004	10,492	11,070	11,070	11,171	11,783	11,710
JUNE	2004	10,667	11,220	11,230	11,358	11,948	11,819
JUNE	2005	12,011	12,518	12,532	12,836	12,894	13,052

(1)The value of the investment in the Fund is impacted by the sales load at the time of the investment.

(2)The value of the investment in the Fund is impacted by the ongoing expenses of the Fund and assumes reinvestment of dividends and distributions.

Average Annual Total Return (3)
	Class A	Class B	Class C	Class Y

1-year period ended 6-30-05	6.12%	7.57%	11.59%	13.01%
5-year period ended 6-30-05	-	-	-	-
10-year period ended 6-30-05	-	-	-	-
Since inception of Class (4) through 6-30-05	9.59%	10.08%	11.95%	13.30%

(3)Data quoted is past performance and is based on deduction of the maximum applicable sales load for each of the periods. Current performance may be lower or higher. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost. Please visit www.waddell.com for the Fund's most recent month-end performance. Class A shares carry a maximum front-end sales load of 5.75%. Class B and Class C shares carry a maximum contingent deferred sales charge (CDSC) of 5% and 1%, respectively. (Accordingly, the Class C shares reflect no CDSC since it only applies to Class C shares redeemed within twelve months after purchase.) Class Y shares are not subject to sales charges.

(4)7-1-03 for Class A, Class B, Class C and Class Y shares (the date on which shares were first acquired by shareholders).

Past performance is not necessarily indicative of future performance. Indexes are unmanaged. The performance graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

SHAREHOLDER SUMMARY OF DIVIDEND INCOME FUND

Portfolio Highlights

On June 30, 2005, Waddell & Reed Advisors Dividend Income Fund had net assets totaling $264,959,394 invested in a diversified portfolio of:

95.22%	Common Stocks
4.78%	Cash and Cash Equivalents

As a shareholder of the Fund, for every $100 you had invested on June 30, 2005, your Fund owned:

Energy Stocks	$20.24
Financial Services Stocks	$15.20
Consumer Nondurables Stocks	$8.72
Technology Stocks	$8.71
Health Care Stocks	$8.69
Utilities Stocks	$6.60
Capital Goods Stocks	$6.52
Consumer Services Stocks	$5.43
Cash and Cash Equivalents	$4.78
Multi-Industry Stocks	$3.69
Raw Materials Stocks	$3.47
Transportation Stocks	$2.86
Miscellaneous Stocks	$2.59
Shelter Stocks	$2.50

The Investments of Dividend Income Fund
June 30, 2005
COMMON STOCKS	Shares	Value

Aircraft - 3.41%
Boeing Company (The)	63,700	$4,204,200
Goodrich Corporation	64,300	2,633,728
Lockheed Martin Corporation	33,950	2,202,336
		9,040,264
Aluminum - 0.74%
Alcoa Incorporated	74,650	1,950,604

Banks - 2.56%
Bank of America Corporation	77,950	3,555,299
Citigroup Inc.	69,821	3,227,825
		6,783,124
Beverages - 1.49%
Diageo plc, ADR	66,700	3,955,310

Business Equipment and Services - 1.21%
Genuine Parts Company	77,950	3,202,966

Capital Equipment - 3.85%
Caterpillar Inc.	47,000	4,479,570
Deere & Company	87,350	5,720,552
		10,200,122
Chemicals - Petroleum and Inorganic - 1.52%
Dow Chemical Company (The)	45,250	2,014,982
du Pont (E.I.) de Nemours and Company	46,850	2,015,019
		4,030,001
Computers - Peripherals - 3.54%
Microsoft Corporation	203,800	5,059,335
SAP Aktiengesellschaft, ADR	99,600	4,312,680
		9,372,015
Electrical Equipment - 0.60%
Emerson Electric Co.	25,200	1,578,276

Electronic Components - 1.76%
Microchip Technology Incorporated	99,850	2,961,551
Texas Instruments Incorporated	60,500	1,698,235
		4,659,786
Finance Companies - 3.12%
SLM Corporation	162,903	8,275,472

Food and Related - 0.49%
Campbell Soup Company	42,000	1,292,340

Health Care - Drugs - 3.35%
Abbott Laboratories	82,600	4,048,226
Pfizer Inc.	174,750	4,819,605
		8,867,831
Health Care - General - 1.49%
Boston Scientific Corporation*	83,300	2,249,100
Johnson & Johnson	26,200	1,703,000
		3,952,100
Hospital Supply and Management - 3.85%
HCA Inc.	42,600	2,414,142
Medtronic, Inc.	110,100	5,702,079
PacifiCare Health Systems, Inc.*	29,200	2,086,340
		10,202,561
Hotels and Gaming - 4.70%
Harrah's Entertainment, Inc.	67,400	4,857,518
Starwood Hotels & Resorts Worldwide, Inc.	129,500	7,584,815
		12,442,333
Household - General Products - 2.70%
Colgate-Palmolive Company	83,850	4,184,953
Procter & Gamble Company (The)	56,350	2,972,463
		7,157,416
Insurance - Property and Casualty - 2.51%
Allstate Corporation (The)	67,700	4,045,075
St. Paul Companies, Inc. (The)	65,650	2,595,145
		6,640,220
Leisure Time Industry - 0.73%
Carnival Corporation	35,450	1,933,797

Mining - 1.21%
Freeport-McMoRan Copper & Gold Inc., Class B	85,700	3,208,608

Multiple Industry - 3.69%
General Electric Company	215,450	7,465,343
Valor Communications Group, Inc.	168,400	2,323,920
		9,789,263
Non-Residential Construction - 2.07%
Fluor Corporation	95,250	5,485,448

Petroleum - International - 9.04%
Anadarko Petroleum Corporation	76,800	6,309,120
BP p.l.c., ADR	47,300	2,950,574
Burlington Resources Inc.	102,400	5,656,576
Exxon Mobil Corporation	132,950	7,640,637
Marathon Oil Corporation	26,250	1,400,962
		23,957,869
Petroleum - Services - 11.20%
BJ Services Company	52,650	2,763,072
Baker Hughes Incorporated	131,800	6,742,888
National-Oilwell, Inc.*	57,700	2,743,058
Patterson-UTI Energy, Inc.	190,250	5,295,609
Schlumberger Limited	84,900	6,447,306
Transocean Inc.*	60,650	3,273,281
Weatherford International Ltd.*	41,800	2,423,564
		29,688,778
Railroad - 0.86%
Union Pacific Corporation	35,350	2,290,680

Real Estate Investment Trust - 2.50%
ProLogis	64,750	2,605,540
Simon Property Group, Inc.	55,450	4,019,571
		6,625,111
Retail - General Merchandise - 1.38%
May Department Stores Company (The)	90,900	3,650,544

Savings and Loans - 0.56%
Capitol Federal Financial	43,100	1,488,027

Security and Commodity Brokers - 6.45%
Chicago Mercantile Exchange Holdings Inc.	17,350	5,126,925
Franklin Resources, Inc.	18,150	1,397,187
Marsh & McLennan Companies, Inc.	112,050	3,103,785
Merrill Lynch & Co., Inc.	45,050	2,478,200
Morgan (J.P.) Chase & Co.	98,682	3,485,448
New York Community Bancorp, Inc.	82,250	1,490,370
		17,081,915
Tobacco - 4.04%
Altria Group, Inc.	108,750	7,031,775
Reynolds American Inc.	46,600	3,672,080
		10,703,855
Trucking and Shipping - 2.00%
United Parcel Service, Inc., Class B	76,600	5,297,656

Utilities - Electric - 1.06%
Dominion Resources, Inc.	38,250	2,807,167

Utilities - Gas and Pipeline - 2.75%
Enbridge Inc.	76,250	2,173,125
Kinder Morgan, Inc.	61,450	5,112,640
		7,285,765
Utilities - Telephone - 2.79%
BellSouth Corporation	94,950	2,522,821
Iowa Telecommunications Services, Inc.	116,350	2,181,563
Vodafone Group Plc, ADR	110,750	2,693,440
		7,397,824

TOTAL COMMON STOCKS - 95.22%		$252,295,048

(Cost: $219,341,341)

SHORT-TERM SECURITIES	Principal Amount in Thousands

Capital Equipment - 1.13%
Deere (John) Capital Corporation,
3.33%, 7-26-05	$3,000	2,993,063

Food and Related - 1.13%
Wm. Wrigley Jr. Company,
3.19%, 7-14-05	3,000	2,996,544

Household - General Products - 1.46%
Procter & Gamble Company (The),
3.37%, 7-1-05	3,877	3,877,000

Publishing - 1.89%
Tribune Co.,
3.3%, 7-11-05	5,000	4,995,417

TOTAL SHORT-TERM SECURITIES - 5.61%		$14,862,024

(Cost: $14,862,024)

TOTAL INVESTMENT SECURITIES - 100.83%		$267,157,072

(Cost: $234,203,365)

LIABILITIES, NET OF CASH AND OTHER ASSETS - (0.83%)		(2,197,678)

NET ASSETS - 100.00%		$264,959,394

Notes to Schedule of Investments
*No dividends were paid during the preceding 12 months.
See Note 1 to financial statements for security valuation and other significant accounting policies concerning investments.
See Note 3 to financial statements for cost and unrealized appreciation and depreciation of investments owned for Federal income tax purposes.

Statement of Assets and Liabilities
      DIVIDEND INCOME FUND
      June 30, 2005
      (In Thousands, Except for Per Share Amounts)

ASSETS
Investment securities - at value (cost - $234,203) (Notes 1 and 3)	$267,157
Cash	1
Receivables:
Fund shares sold	849
Dividends and interest	490
Prepaid and other assets	42

Total assets	268,539

LIABILITIES
Payable for investment securities purchased	2,970
Payable to Fund shareholders	465
Accrued shareholder servicing (Note 2)	63
Accrued service fee (Note 2)	44
Accrued accounting services fee (Note 2)	8
Accrued management fee (Note 2)	5
Accrued distribution fee (Note 2)	3
Other	22

Total liabilities	3,580

Total net assets	$264,959

NET ASSETS
$0.001 par value capital stock:
Capital stock	$21
Additional paid-in capital	231,998
Accumulated undistributed income (loss):
Accumulated undistributed net investment income	167
Accumulated undistributed net realized loss on investment transactions	(181)
Net unrealized appreciation in value of investments	32,954

Net assets applicable to outstanding units of capital	$264,959

Net asset value per share (net assets divided by shares outstanding):
Class A	$12.51
Class B	$12.46
Class C	$12.47
Class Y	$12.51
Capital shares outstanding:
Class A	18,205
Class B	1,264
Class C	921
Class Y	795
Capital shares authorized	500,000

See Notes to Financial Statements.

Statement of Operations
      DIVIDEND INCOME FUND
      For the Fiscal Year Ended June 30, 2005
      (In Thousands)

INVESTMENT INCOME
Income (Note 1B):
Dividends (net of foreign withholding taxes of $8)	$5,046
Interest and amortization	331

Total income	5,377

Expenses (Note 2):
Investment management fee	1,493
Shareholder servicing:
Class A	455
Class B	57
Class C	36
Class Y	14
Service fee:
Class A	440
Class B	33
Class C	24
Distribution fee:
Class A	14
Class B	98
Class C	73
Accounting services fee	84
Custodian fees	15
Audit fees	11
Legal fees	9
Other	137

Total expenses	2,993

Net investment income	2,384

REALIZED AND UNREALIZED GAIN
(LOSS) ON INVESTMENTS (NOTES 1 AND 3)
Realized net loss on investments	(151)
Unrealized appreciation in value of investments during the period	23,869

Net gain on investments	23,718

Net increase in net assets resulting from operations	$26,102

See Notes to Financial Statements.

Statement of Changes in Net Assets
      DIVIDEND INCOME FUND
      (In Thousands)

	For the fiscal year ended	For the period from 7-1-03(1) through
	6-30-05	6-30-04

INCREASE IN NET ASSETS
Operations:
Net investment income	$2,384	$613
Realized net gain (loss) on investments	(151)	434
Unrealized appreciation	23,869	9,085

Net increase in net assets resulting from operations	26,102	10,132

Distributions to shareholders from (Note 1E): (2)
Net investment income:
Class A	(2,147)	(455)
Class B	(33)	(-)
Class C	(28)	(-)
Class Y	(144)	(23)
Realized gains on investment transactions:
Class A	(393)	(-)
Class B	(29)	(-)
Class C	(21)	(-)
Class Y	(21)	(-)

	(2,816)	(478)

Capital share transactions (Note 5)	83,191	146,828

Total increase	106,477	156,482
NET ASSETS
Beginning of period	158,482	2,000

End of period	$264,959	$158,482

Undistributed net investment income	$167	$135

(1)Commencement of operations of the Fund.
(2)See "Financial Highlights" on pages 18 - 21.

See Notes to Financial Statements.

Financial Highlights
      DIVIDEND INCOME FUND
      Class A Shares
      For a Share of Capital Stock Outstanding Throughout Each Period:

	For the fiscal year ended	For the period from 7-1-03(1) through
	6-30-05	6-30-04

Net asset value, beginning of period	$11.26	$10.00

Income from investment operations:
Net investment income	0.13	0.07
Net realized and unrealized gain on investments	1.28	1.25

Total from investment operations	1.41	1.32

Less distributions from:
Net investment income	(0.13)	(0.06)
Capital gains	(0.03)	(0.00)

Total distributions	(0.16)	(0.06)

Net asset value, end of period	$12.51	$11.26

Total return (2)	12.59%	13.18%
Net assets, end of period (in millions)	$228	$132
Ratio of expenses to average net assets including voluntary expense waiver	1.32%	1.40%
Ratio of net investment income to average net assets including voluntary expense waiver	1.20%	0.84%
Ratio of expenses to average net assets excluding voluntary expense waiver	- (3)	1.41%
Ratio of net investment income to average net assets excluding voluntary expense waiver	- (3)	0.83%
Portfolio turnover rate	28%	27%
(1)Commencement of operations of the class.
(2)Total return calculated without taking into account the sales load deducted on an initial purchase.
(3)Because the Fund's net assets exceeded $25 million for the entire period, there was no waiver of expenses. Therefore, no ratio is provided.

See Notes to Financial Statements.

Financial Highlights
      DIVIDEND INCOME FUND
      Class B Shares
      For a Share of Capital Stock Outstanding Throughout Each Period:

	For the fiscal year ended	For the period from 7-1-03(1) through
	6-30-05	6-30-04

Net asset value, beginning of period	$11.22	$10.00

Income (loss) from investment operations:
Net investment income (loss)	0.03	(0.00)*
Net realized and unrealized gain on investments	1.27	1.22

Total from investment operations	1.30	1.22

Less distributions from:
Net investment income	(0.03)	(0.00)
Capital gains	(0.03)	(0.00)

Total distributions	(0.06)	(0.00)

Net asset value, end of period	$12.46	$11.22

Total return	11.57%	12.20%
Net assets, end of period (in millions)	$16	$10
Ratio of expenses to average net assets including voluntary expense waiver	2.26%	2.30%
Ratio of net investment income (loss) to average net assets including voluntary expense waiver	0.26%	-0.06%
Ratio of expenses to average net assets excluding voluntary expense waiver	- (2)	2.31%
Ratio of net investment income (loss) to average net assets excluding voluntary expense waiver	- (2)	-0.07%
Portfolio turnover rate	28%	27%
*Not shown due to rounding.
(1)Commencement of operations of the class.
(2)Because the Fund's net assets exceeded $25 million for the entire period, there was no waiver of expenses. Therefore, no ratio is provided.

See Notes to Financial Statements.

Financial Highlights
      DIVIDEND INCOME FUND
      Class C Shares
      For a Share of Capital Stock Outstanding Throughout Each Period:

	For the fiscal year ended	For the period from 7-1-03(1) through
	6-30-05	6-30-04

Net asset value, beginning of period	$11.23	$10.00

Income (loss) from investment operations:
Net investment income (loss)	0.04	(0.00)*
Net realized and unrealized gain on investments	1.26	1.23

Total from investment operations	1.30	1.23

Less distributions from:
Net investment income	(0.03)	(0.00)
Capital gains	(0.03)	(0.00)

Total distributions	(0.06)	(0.00)

Net asset value, end of period	$12.47	$11.23

Total return	11.59%	12.30%
Net assets, end of period (in millions)	$11	$8
Ratio of expenses to average net assets including voluntary expense waiver	2.19%	2.24%
Ratio of net investment income (loss) to average net assets including voluntary expense waiver	0.32%	-0.00%
Ratio of expenses to average net assets excluding voluntary expense waiver	- (2)	2.25%
Ratio of net investment income (loss) to average net assets excluding voluntary expense waiver	- (2)	-0.01%
Portfolio turnover rate	28%	27%
*Not shown due to rounding.
(1)Commencement of operations of the class.
(2)Because the Fund's net assets exceeded $25 million for the entire period, there was no waiver of expenses. Therefore, no ratio is provided.

See Notes to Financial Statements.

Financial Highlights
      DIVIDEND INCOME FUND
      Class Y Shares
      For a Share of Capital Stock Outstanding Throughout Each Period:

	For the fiscal year ended	For the period from 7-1-03(1) through
	6-30-05	6-30-04

Net asset value, beginning of period	$11.26	$10.00

Income from investment operations:
Net investment income	0.18	0.07
Net realized and unrealized gain on investments	1.28	1.28

Total from investment operations	1.46	1.35

Less distributions from:
Net investment income	(0.18)	(0.09)
Capital gains	(0.03)	(0.00)

Total distributions	(0.21)	(0.09)

Net asset value, end of period	$12.51	$11.26

Total return	13.01%	13.58%
Net assets, end of period (in millions)	$10	$8
Ratio of expenses to average net assets including voluntary expense waiver	0.96%	1.01%
Ratio of net investment income to average net assets including voluntary expense waiver	1.56%	1.03%
Ratio of expenses to average net assets excluding voluntary expense waiver	- (2)	1.02%
Ratio of net investment income to average net assets excluding voluntary expense waiver	- (2)	1.02%
Portfolio turnover rate	28%	27%
(1)Commencement of operations of the class.
(2)Because the Fund's net assets exceeded $25 million for the entire period, there was no waiver of expenses. Therefore, no ratio is provided.

See Notes to Financial Statements.

Manager's Discussion of Value Fund
      June 30, 2005

An interview with Matthew T. Norris, CFA, portfolio manager of Waddell & Reed Advisors Value Fund

The following discussion, graphs and tables provide you with information regarding the Fund's performance for the fiscal year ended June 30, 2005.

How did the Fund perform during the last fiscal year?

The Fund showed a positive absolute return, but lagged its benchmark index for the year. The Class A shares of the Fund increased 10.69 percent during the period (before the impact of any sales charges), compared with the Russell 1000 Value Index (reflecting the performance of securities that generally represent the value sector of the stock market), which increased 14.04 percent during the period, and the Lipper Large-Cap Value Funds Universe Average (generally reflecting the performance of the universe of funds with similar investment objectives), which increased 8.72 percent for the period.* Please note that the Fund returns include applicable fees and expenses, whereas the index returns do not include any such fees.

What factors affected performance relative to the benchmark index during the fiscal year?

We feel that capitalization played a role in the Fund's underperformance versus the benchmark. The portfolio focuses on large-capitalization names. Roughly two-thirds of the Russell 1000 Value Index, however, is considered small- or mid-cap. The small-cap holdings in the benchmark generally outperformed the large-cap holdings during the fiscal period, boosting overall benchmark returns. These things happen, and we believe that, over time, large-cap and small-cap assets likely will each have their time as market leaders.

We believe that the positive return for the portfolio over the fiscal year was largely driven by stock selection, rather than by sector weightings. We select equities that we feel are inexpensive in relation to the value of the respective business. We tend to look at long-term earning power as opposed to short-term trends. Areas of strength for the Fund included health care, where we avoided some of the poor performing major pharmaceuticals and saw stronger performance from other selected holdings. We feel performance was hurt slightly by our underweight position in utilities, an area where we believe that there are many overpriced names, yet many continue to grow beyond expectations.

What other market conditions or events influenced the Fund's performance during the fiscal year?

Oil prices hit record high prices, near $60 per barrel by fiscal year-end, and natural gas also increased in price during the period, providing a boost to the cash flow of companies operating in this area. At the same time, the increases have not significantly curtailed consumer-spending patterns. It is apparent that one of the strongest-performing market sectors over the fiscal year has been energy.

What strategies and techniques did you employ that specifically affected the Fund's performance?

We have maintained steady holdings in energy over the fiscal year, and our returns on those holdings have continued to be fairly strong. While we believe that the energy sector is an excellent place to invest over the long term, we also are somewhat cautious regarding the near term. Oil prices are inherently volatile, and we feel that the stock valuations in the group have built in a lot of the good news. We remain invested in the area but are very selective with individual companies. Additionally, we remain underweight in commercial spread-oriented banks, real estate investment trusts (REITs) and utilities, based on what we see as a lack of good value in those sectors. We do not see any particular sector as being overtly attractive, and our sector overweights are driven more by individual stock selection rather than a broad sector view.

What industries or sectors did you emphasize during the fiscal year, and what looks attractive to you going forward?

With the Federal Reserve continuing to raise short-term interest rates and energy prices high, we believe that economic growth likely will begin to slow down somewhat from the growth rates we've seen in recent quarters. Accordingly, we have sought out stocks that we believe may offer stable cash flows and that are not dependent upon economic growth for success. Should the economy slow, we feel that companies that can generate earnings growth regardless of macro economic factors may then have stock prices that outperform.

Overall, our approach has not changed. We continue to search diligently, one company at a time, for names that we think offer good value investment opportunities. The additional tenets of long term investing - consistent approach and portfolio diversification - remain unchanged. We continue to believe this is the best way to achieve strong, consistent returns over a full market cycle.

*The Fund's Lipper classification was changed from the Lipper Multi-Cap Value Funds Universe to the Lipper Large-Cap Value Funds Universe, effective October 22, 2004. The Lipper Multi-Cap Value Funds Universe Average returned 10.62 percent for the fiscal year.

The Fund's performance noted above is at net asset value (NAV), and does not include the effect of any applicable sales charges. If reflected, the sales charge would reduce the performance noted.

The opinions expressed in this report are those of the portfolio manager and are current only through the end of the period of the report as stated on the cover. The manager's views are subject to change at any time based on market and other conditions, and no forecasts can be guaranteed.

Comparison of Change in Value of $10,000 Investment
Waddell & Reed Advisors Value Fund, Class A Shares (1)(2)	$12,438
Waddell & Reed Advisors Value Fund, Class B Shares (2)	$12,620
Waddell & Reed Advisors Value Fund, Class C Shares (2)	$12,690
Waddell & Reed Advisors Value Fund, Class Y Shares (2)	$13,467
Russell 1000 Value Index (3)	$12,289
Lipper Large-Cap Value Funds Universe Average (3)	$11,045

		W&R ADVISORS VALUE FUND CLASS A SHARES	W&R ADVISORS VALUE FUND CLASS B SHARES	W&R ADVISORS VALUE FUND CLASS C SHARES	W&R ADVISORS VALUE FUND CLASS Y SHARES	RUSSELL 1000 VALUE INDEX	LIPPER MULTI-CAP VALUE FUNDS UNIVERSE AVERAGE	LIPPER LARGE-CAP VALUE FUNDS UNIVERSE AVERAGE

12/15/00		9,425	10,000	10,000	10,000
DEC	2000	9,453	10,030	10,030	10,040	10,000	10,000	10,000
JUNE	2001	10,198	10,770	10,770	10,840	9,869	10,154	9,986
JUNE	2002	9,352	9,780	9,810	9,989	8,988	9,223	8,726
JUNE	2003	9,284	9,600	9,640	9,952	8,895	9,190	8,512
JUNE	2004	11,237	11,520	11,570	12,115	10,776	11,207	10,159
JUNE	2005	12,438	12,620	12,690	13,467	12,289	12,397	11,045

(1)The value of the investment in the Fund is impacted by the sales load at the time of the investment.

(2)The value of the investment in the Fund is impacted by the ongoing expenses of the Fund and assumes reinvestment of dividends and distributions.

(3)Because the Fund commenced operations on a date other than at the end of a month, and partial month calculations of the performance of the above indexes (including income) are not available, investment in the indexes was effected as of January 1, 2001.

Average Annual Total Return (4)
	Class A	Class B	Class C	Class Y

1-year period ended 6-30-05	4.33%	5.55%	9.68%	11.16%
5-year period ended 6-30-05	-	-	-	-
10-year period ended 6-30-05	-	-	-	-
Since inception of Class(5) through 6-30-05	4.92%	4.89%	5.38%	6.77%

(4)Data quoted is past performance and is based on deduction of the maximum applicable sales load for each of the periods. Current performance may be lower or higher. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost. Please visit www.waddell.com for the Fund's most recent month-end performance. Class A shares carry a maximum front-end sales load of 5.75%. Class B and Class C shares carry a maximum contingent deferred sales charge (CDSC) of 5% and 1%, respectively. (Accordingly, the Class C shares reflect no CDSC since it only applies to Class C shares redeemed within twelve months after purchase.) Class Y shares are not subject to sales charges.

(5)12-15-00 for Class A, Class B, Class C and Class Y shares (the date on which shares were first acquired by shareholders).

Past performance is not necessarily indicative of future performance. Indexes are unmanaged. The performance graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

SHAREHOLDER SUMMARY OF VALUE FUND

Portfolio Highlights

On June 30, 2005, Waddell & Reed Advisors Value Fund had net assets totaling $608,983,170 invested in a diversified portfolio of:

98.35%	Common Stocks
1.44%	Cash and Cash Equivalents
0.21%	Preferred Stock

As a shareholder of the Fund, for every $100 you had invested on June 30, 2005, your Fund owned:

Financial Services Stocks	$28.68
Energy Stocks	$12.78
Technology Stocks	$12.28
Utilities Stocks	$11.07
Health Care Stocks	$5.93
Consumer Nondurables Stocks	$5.91
Consumer Services Stocks	$5.40
Miscellaneous Stocks	$4.31
Multi-Industry Stocks	$3.89
Raw Materials Stocks	$3.16
Business Equipment and Services Stocks	$2.86
Shelter Stocks	$2.08
Cash and Cash Equivalents	$1.44
Preferred Stock	$0.21

The Investments of Value Fund
June 30, 2005
COMMON STOCKS	Shares	Value

Aircraft - 2.44%
Lockheed Martin Corporation	228,800	$14,842,256

Aluminum - 0.53%
Alcoa Incorporated	124,600	3,255,798

Banks - 10.46%
Bank of America Corporation	440,370	20,085,276
Citigroup Inc.	386,700	17,877,141
MBNA Corporation	85,600	2,239,296
Mellon Financial Corporation	392,800	11,269,432
Wachovia Corporation	96,800	4,801,280
Wells Fargo & Company	120,600	7,426,548
		63,698,973
Beverages - 1.80%
Diageo plc, ADR (A)	102,200	6,060,460
Molson Coors Brewing Company, Class B (A)	79,200	4,910,400
		10,970,860
Broadcasting - 1.55%
Viacom Inc., Class B	294,200	9,420,284

Business Equipment and Services - 2.86%
ARAMARK Corporation, Class B	347,300	9,168,720
Waste Management, Inc.	290,200	8,224,268
		17,392,988
Capital Equipment - 1.19%
Illinois Tool Works Inc.	91,200	7,266,816

Chemicals - Petroleum and Inorganic - 1.63%
Dow Chemical Company (The)	114,600	5,103,138
du Pont (E.I.) de Nemours and Company (A)	111,900	4,812,819
		9,915,957
Chemicals - Specialty - 1.00%
Air Products and Chemicals, Inc.	50,300	3,033,090
Scotts Miracle-Gro Company (The)*	43,300	3,083,393
		6,116,483
Communications Equipment - 1.07%
Cisco Systems, Inc.*	342,500	6,540,037

Computers - Main and Mini - 0.66%
International Business Machines Corporation	54,500	4,043,900

Computers - Peripherals - 6.26%
Amdocs Limited*	204,900	5,415,507
Lexmark International, Inc., Class A (A)*	74,800	4,849,284
Microsoft Corporation	304,900	7,569,142
Oracle Corporation*	763,500	10,082,018
Symantec Corporation (A)*	470,300	10,226,674
		38,142,625
Cosmetics and Toiletries - 0.89%
NBTY, Inc.*	207,700	5,387,738

Electronic Components - 1.85%
Intel Corporation (A)	262,700	6,836,767
Texas Instruments Incorporated	158,100	4,437,867
		11,274,634
Finance Companies - 5.44%
Fannie Mae	219,700	12,830,480
Freddie Mac (A)	311,000	20,286,530
		33,117,010
Food and Related - 1.18%
J.M. Smucker Company (The)	152,400	7,153,656

Furniture and Furnishings - 2.08%
Masco Corporation	399,000	12,672,240

Health Care - Drugs - 0.44%
Pfizer Inc.	96,700	2,666,986

Health Care - General - 2.93%
Da Vita Inc.*	168,300	7,654,284
Renal Care Group, Inc.*	130,000	5,993,000
Wyeth	94,500	4,205,250
		17,852,534
Hospital Supply and Management - 2.56%
PacifiCare Health Systems, Inc.*	218,000	15,576,100

Insurance - Property and Casualty - 5.88%
Allstate Corporation (The)	233,500	13,951,625
Assurant, Inc.	282,300	10,191,030
St. Paul Companies, Inc. (The)	294,883	11,656,725
		35,799,380
Leisure Time Industry - 1.96%
Brunswick Corporation	119,200	5,163,744
Cendant Corporation	301,600	6,746,792
		11,910,536
Motion Pictures - 1.27%
News Corporation Limited, Class A	476,300	7,706,534

Multiple Industry - 3.89%
General Electric Company	683,700	23,690,205

Petroleum - International - 12.78%
Burlington Resources Inc.	60,400	3,336,496
ChevronTexaco Corporation	375,400	20,992,368
ConocoPhillips	167,600	9,635,324
Devon Energy Corporation	228,800	11,595,584
Exxon Mobil Corporation	561,400	32,263,658
		77,823,430
Publishing - 0.62%
Gannett Co., Inc.	53,000	3,769,890

Railroad - 1.07%
Union Pacific Corporation (A)	100,100	6,486,480

Retail - General Merchandise - 2.05%
Dollar General Corporation	123,400	2,512,424
Family Dollar Stores, Inc.	381,900	9,967,590
		12,480,014
Security and Commodity Brokers - 6.90%
Marsh & McLennan Companies, Inc.	224,500	6,218,650
Merrill Lynch & Co., Inc.	54,100	2,976,041
Morgan (J.P.) Chase & Co.	512,456	18,099,946
Morgan Stanley	114,000	5,981,580
Prudential Financial, Inc. (A)	133,500	8,765,610
		42,041,827
Tobacco - 2.04%
Altria Group, Inc.	192,500	12,447,050

Utilities - Electric - 4.58%
Dominion Resources, Inc. (A)	103,000	7,559,170
Exelon Corporation	189,300	9,716,769
PPL Corporation	179,200	10,640,896
		27,916,835
Utilities - Gas and Pipeline - 1.05%
Enbridge Inc.	224,100	6,386,850

Utilities - Telephone - 5.44%
Iowa Telecommunications Services, Inc.	360,400	6,757,500
SBC Communications Inc.	224,000	5,320,000
Sprint Corporation	367,500	9,220,575
Verizon Communications Inc.	186,700	6,450,485
Vodafone Group Plc, ADR (A)	222,300	5,406,336
		33,154,896

TOTAL COMMON STOCKS - 98.35%		$598,921,802

(Cost: $521,358,595)

PREFERRED STOCK - 0.21%

Finance Companies
Federal National Mortgage Association, 5.375% Convertible	13	$1,259,108
(Cost: $1,300,000)

SHORT-TERM SECURITIES	Principal Amount in Thousands

Commercial Paper
Food and Related - 0.82%
General Mills, Inc.,
3.31%, 7-7-05	$2,000	1,998,897
Wm. Wrigley Jr. Company,
3.19%, 7-14-05	3,000	2,996,544
		4,995,441
Household - General Products - 0.39%
Fortune Brands Inc.,
3.41%, 7-1-05	2,375	2,375,000

Utilities - Telephone - 0.33%
Verizon Global Funding, Inc.,
3.3%, 7-22-05	2,000	1,996,150

Total Commercial Paper - 1.54%		9,366,591

Municipal Obligation - 0.22%
Washington
Washington State Housing Finance Commission, Taxable Variable Rate Demand Multifamily Revenue Bonds (Mill Pointe Apartments Project), Series 1999B (U. S. Bank, National Assocation),
3.45%, 7-5-05	1,355	1,355,000

TOTAL SHORT-TERM SECURITIES - 1.76%		$10,721,591

(Cost: $10,721,591)

TOTAL INVESTMENT SECURITIES - 100.32%		$610,902,501

(Cost: $533,380,186)

LIABILITIES, NET OF CASH AND OTHER ASSETS - (0.32%)		(1,919,331)

NET ASSETS - 100.00%		$608,983,170

Notes to Schedule of Investments
*No dividends were paid during the preceding 12 months.
(A)Securities serve as cover for the following call options written outstanding at June 30, 2005. (See Note 6 to financial statements):
Underlying Security	Contracts Subject to Call	Expiration Month/ Exercise Price	Premium Received	Market Value

Dominion Resources, Inc.	515	July /80	$40,706	$2,575
du Pont (E.I.) de Nemours and Company	560	July/50	28,279	2,800
Prudential Financial, Inc.	230	September/70	30,053	25,300
Union Pacific Corporation	1,001	September/70	67,527	69,489

			$166,565	$100,164

In addition to the above written call options, the following put options written were outstanding as of June 30, 2005. (See Note 6 to financial statements):
Underlying Security	Contracts Subject to Put	Expiration Month/ Exercise Price	Premium Received	Market Value

Diageo plc, ADR	248	July/55	$15,623	$3,100
Freddie Mac	239	July/50	13,861	597
Intel Corporation	659	July/20	26,359	1,648
Lexmark International, Inc., Class A	195	July/65	15,894	28,275
Molson Coors Brewing Company, Class B	119	July/55	8,391	892
Symantec Corporation	1,527	July/17.5	67,185	3,818
Vodafone Group Plc, ADR	561	July/25	29,732	33,660

			$177,045	$71,990

See Note 1 to financial statements for security valuation and other significant accounting policies concerning investments.
See Note 3 to financial statements for cost and unrealized appreciation and depreciation of investments owned for Federal income tax purposes.

Statement of Assets and Liabilities
      VALUE FUND
      June 30, 2005
      (In Thousands, Except for Per Share Amounts)

ASSETS
Investment securities - at value (cost - $533,380) (Notes 1 and 3)	$610,903
Cash	-	*
Receivables:
Fund shares sold	965
Dividends and interest	880
Prepaid and other assets	41

Total assets	612,789

LIABILITIES
Payable for investment securities purchased	1,791
Payable to Fund shareholders	1,480
Accrued shareholder servicing (Note 2)	191
Outstanding written options - at value (premium received - $344) (Note 6)	172
Accrued service fee (Note 2)	97
Accrued accounting services fee (Note 2)	14
Accrued management fee (Note 2)	12
Accrued distribution fee (Note 2)	9
Other	40

Total liabilities	3,806

Total net assets	$608,983

NET ASSETS
$0.001 par value capital stock:
Capital stock	$47
Additional paid-in capital	514,281
Accumulated undistributed income:
Accumulated undistributed net investment income	3,480
Accumulated undistributed net realized gain on investment transactions	13,481
Net unrealized appreciation in value of securities	77,522
Net unrealized appreciation in value of written options	172

Net assets applicable to outstanding units of capital	$608,983

Net asset value per share (net assets divided by shares outstanding):
Class A	$12.94
Class B	$12.62
Class C	$12.69
Class Y	$12.97
Capital shares outstanding:
Class A	38,739
Class B	4,301
Class C	2,133
Class Y	2,035
Capital shares authorized	500,000
*Not shown due to rounding.

See Notes to Financial Statements.

Statement of Operations
      VALUE FUND
      For the Fiscal Year Ended June 30, 2005
      (In Thousands)

INVESTMENT INCOME
Income (Note 1B):
Dividends (net of foreign withholding taxes of $254)	$13,747
Interest and amortization	276

Total income	14,023

Expenses (Note 2):
Investment management fee	3,886
Shareholder servicing:
Class A	1,414
Class B	262
Class C	109
Class Y	36
Service fee:
Class A	1,099
Class B	130
Class C	62
Distribution fee:
Class A	38
Class B	391
Class C	187
Accounting services fee	153
Custodian fees	28
Legal fees	27
Audit fees	21
Other	213

Total expenses	8,056

Net investment income	5,967

REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS (NOTES 1 AND 3)
Realized net gain on securities	25,109
Realized net gain on written options	1,428
Realized net loss on purchased options	(269)
Realized net loss on foreign currency transactions	(14)

Realized net gain on investments	26,254
Unrealized appreciation in value of securities during the period	22,858
Unrealized appreciation in value of written options during the period	431

Unrealized appreciation in value of investments during the period	23,289

Net gain on investments	49,543

Net increase in net assets resulting from operations	$55,510

See Notes to Financial Statements.

Statement of Changes in Net Assets
      VALUE FUND
      (In Thousands)

	For the fiscal year ended June 30,
	2005	2004

INCREASE IN NET ASSETS
Operations:
Net investment income	$5,967	$1,990
Realized net gain on investments	26,254	42,450
Unrealized appreciation	23,289	31,245

Net increase in net assets resulting from operations	55,510	75,685

Distributions to shareholders from (Note 1E): (1)
Net investment income:
Class A	(3,163)	(1,568)
Class B	(-)	(-)
Class C	(-)	(-)
Class Y	(274)	(183)
Realized gains on investment transactions:
Class A	(-)	(-)
Class B	(-)	(-)
Class C	(-)	(-)
Class Y	(-)	(-)

	(3,437)	(1,751)

Capital share transactions (Note 5)	63,023	79,509

Total increase	115,096	153,443
NET ASSETS
Beginning of period	493,887	340,444

End of period	$608,983	$493,887

Undistributed net investment income	$3,480	$964

(1)See "Financial Highlights" on pages 35 - 38.

See Notes to Financial Statements.

Financial Highlights
      VALUE FUND
      Class A Shares
      For a Share of Capital Stock Outstanding Throughout Each Period:

	For the fiscal year ended June 30,				For the period from 12-15-00(1) through
	2005	2004	2003	2002	6-30-01

Net asset value, beginning of period	$11.77	$9.77	$9.89	$10.82	$10.00

Income (loss) from investment operations:
Net investment income	0.14	0.06	0.05	0.02	0.03
Net realized and unrealized gain (loss) on investments	1.12	1.99	(0.12)	(0.92)	0.79

Total from investment operations	1.26	2.05	(0.07)	(0.90)	0.82

Less distributions from:
Net investment income	(0.09)	(0.05)	(0.05)	(0.03)	(0.00)
Capital gains	(0.00)	(0.00)	(0.00)	(0.00)	(0.00)

Total distributions	(0.09)	(0.05)	(0.05)	(0.03)	(0.00)

Net asset value, end of period	$12.94	$11.77	$9.77	$9.89	$10.82

Total return (2)	10.69%	21.04%	-0.73%	-8.30%	8.20%
Net assets, end of period (in millions)	$501	$402	$274	$286	$109
Ratio of expenses to average net assets including voluntary expense waiver	1.34%	1.40%	1.45%	1.39%	1.47	% (3)
Ratio of net investment income to average net assets including voluntary expense waiver	1.18%	0.60%	0.58%	0.53%	1.17	% (3)
Ratio of expenses to average net assets excluding voluntary expense waiver	- (4)	- (4)	- (4)	- (4)	1.50	% (3)
Ratio of net investment income to average net assets excluding voluntary expense waiver	- (4)	- (4)	- (4)	- (4)	1.14	% (3)
Portfolio turnover rate	46%	92%	118%	60%	10%
(1)Commencement of operations of the class.
(2)Total return calculated without taking into account the sales load deducted on an initial purchase.
(3)Annualized.
(4)Because the Fund's net assets exceeded $25 million, there was no waiver of expenses. Therefore, no ratio is provided.

See Notes to Financial Statements.

Financial Highlights
      VALUE FUND
      Class B Shares
      For a Share of Capital Stock Outstanding Throughout Each Period:

	For the fiscal year ended June 30,				For the period from 12-15-00(1) through
	2005	2004	2003	2002	6-30-01

Net asset value, beginning of period	$11.52	$9.60	$9.78	$10.77	$10.00

Income (loss) from investment operations:
Net investment income (loss)	0.03	(0.03)	(0.04)	(0.04)	0.00
Net realized and unrealized gain (loss) on investments	1.07	1.95	(0.14)	(0.95)	0.77

Total from investment operations	1.10	1.92	(0.18)	(0.99)	0.77

Less distributions from:
Net investment income	(0.00)	(0.00)	(0.00)	(0.00)	(0.00)
Capital gains	(0.00)	(0.00)	(0.00)	(0.00)	(0.00)

Total distributions	(0.00)	(0.00)	(0.00)	(0.00)	(0.00)

Net asset value, end of period	$12.62	$11.52	$9.60	$9.78	$10.77

Total return	9.55%	20.00%	-1.84%	-9.19%	7.70%
Net assets, end of period (in millions)	$54	$49	$34	$33	$13
Ratio of expenses to average net assets including voluntary expense waiver	2.29%	2.39%	2.49%	2.36%	2.42	% (2)
Ratio of net investment income (loss) to average net assets including voluntary expense waiver	0.23%	-0.39%	-0.46%	-0.45%	0.14	% (2)
Ratio of expenses to average net assets excluding voluntary expense waiver	- (3)	- (3)	- (3)	- (3)	2.46	% (2)
Ratio of net investment income to average net assets excluding voluntary expense waiver	- (3)	- (3)	- (3)	- (3)	0.10	% (2)
Portfolio turnover rate	46%	92%	118%	60%	10%
(1)Commencement of operations of the class.
(2)Annualized.
(3)Because the Fund's net assets exceeded $25 million, there was no waiver of expenses. Therefore, no ratio is provided.

See Notes to Financial Statements.

Financial Highlights
      VALUE FUND
      Class C Shares
      For a Share of Capital Stock Outstanding Throughout Each Period:

	For the fiscal year ended June 30,				For the period from 12-15-00(1) through
	2005	2004	2003	2002	6-30-01

Net asset value, beginning of period	$11.57	$9.64	$9.80	$10.77	$10.00

Income (loss) from investment operations:
Net investment income (loss)	0.04	(0.03)	(0.03)	(0.03)	0.01
Net realized and unrealized gain (loss) on investments	1.08	1.96	(0.13)	(0.94)	0.76

Total from investment operations	1.12	1.93	(0.16)	(0.97)	0.77

Less distributions from:
Net investment income	(0.00)	(0.00)	(0.00)	(0.00)	(0.00)
Capital gains	(0.00)	(0.00)	(0.00)	(0.00)	(0.00)

Total distributions	(0.00)	(0.00)	(0.00)	(0.00)	(0.00)

Net asset value, end of period	$12.69	$11.57	$9.64	$9.80	$10.77

Total return	9.68%	20.02%	-1.73%	-8.91%	7.70%
Net assets, end of period (in millions)	$27	$22	$17	$19	$9
Ratio of expenses to average net assets including voluntary expense waiver	2.22%	2.29%	2.34%	2.20%	2.25	% (2)
Ratio of net investment income (loss) to average net assets including voluntary expense waiver	0.31%	-0.29%	-0.31%	-0.29%	0.39	% (2)
Ratio of expenses to average net assets excluding voluntary expense waiver	- (3)	- (3)	- (3)	- (3)	2.29	% (2)
Ratio of net investment income to average net assets excluding voluntary expense waiver	- (3)	- (3)	- (3)	- (3)	0.36	% (2)
Portfolio turnover rate	46%	92%	118%	60%	10%
(1)Commencement of operations of the class.
(2)Annualized.
(3)Because the Fund's net assets exceeded $25 million, there was no waiver of expenses. Therefore, no ratio is provided.

See Notes to Financial Statements.

Financial Highlights
      VALUE FUND
      Class Y Shares
      For a Share of Capital Stock Outstanding Throughout Each Period:

	For the fiscal year ended June 30,				For the period from 12-15-00(1) through
	2005	2004	2003	2002	6-30-01

Net asset value, beginning of period	$11.80	$9.79	$9.91	$10.84	$10.00

Income (loss) from investment operations:
Net investment income	0.19	0.11	0.09	0.01	0.07
Net realized and unrealized gain (loss) on investments	1.12	2.01	(0.12)	(0.87)	0.77

Total from investment operations	1.31	2.12	(0.03)	(0.86)	0.84

Less distributions from:
Net investment income	(0.14)	(0.11)	(0.09)	(0.07)	(0.00)
Capital gains	(0.00)	(0.00)	(0.00)	(0.00)	(0.00)

Total distributions	(0.14)	(0.11)	(0.09)	(0.07)	(0.00)

Net asset value, end of period	$12.97	$11.80	$9.79	$9.91	$10.84

Total return	11.16%	21.74%	-0.37%	-7.85%	8.40%
Net assets, end of period (in millions)	$27	$21	$15	$9	$1
Ratio of expenses to average net assets including voluntary expense waiver	0.92%	0.93%	0.94%	0.95%	1.11	% (2)
Ratio of net investment income to average net assets including voluntary expense waiver	1.60%	1.06%	1.09%	0.97%	1.77	% (2)
Ratio of expenses to average net assets excluding voluntary expense waiver	- (3)	- (3)	- (3)	- (3)	1.13	% (2)
Ratio of net investment income to average net assets excluding voluntary expense waiver	- (3)	- (3)	- (3)	- (3)	1.75	% (2)
Portfolio turnover rate	46%	92%	118%	60%	10%
(1)Commencement of operations of the class.
(2)Annualized.
(3)Because the Fund's net assets exceeded $25 million, there was no waiver of expenses. Therefore, no ratio is provided.

See Notes to Financial Statements.

Notes to Financial Statements
      June 30, 2005

NOTE 1 - Significant Accounting Policies

Waddell & Reed Advisors Select Funds, Inc. (the Corporation) is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The Corporation issues two series of capital shares; each series represents ownership of a separate mutual fund. The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America.

A. Security valuation - Each stock and convertible bond is valued at the latest sale price thereof on each business day of the fiscal period as reported by the principal securities exchange on which the issue is traded or, if no sale is reported for a stock, the average of the latest bid and asked prices. Bonds, other than convertible bonds, are valued using a pricing system provided by a pricing service or dealer in bonds. Convertible bonds are valued using this pricing system only on days when there is no sale reported. Stocks which are traded over-the-counter are priced using the Nasdaq Stock Market, which provides information on bid and asked prices quoted by major dealers in such stocks. Restricted securities and securities for which quotations are not readily available or are deemed not to be reliable because of significant events or circumstances identified between the closing of their principal markets and the closing of the New York Stock Exchange are valued at fair value as determined in good faith under procedures established by and under the general supervision of the Corporation's Board of Directors. Short-term debt securities are valued at amortized cost, which approximates market value.
B. Security transactions and related investment income - Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Securities gains and losses are calculated on the identified cost basis. Premium and discount on the purchase of bonds are amortized for both financial and tax reporting purposes. Dividend income is recorded on the ex-dividend date except that certain dividends from foreign securities are recorded as soon as the Corporation is informed of the ex-dividend date. Interest income is recorded on the accrual basis. See Note 3 - Investment Securities Transactions.
C. Foreign currency translations - All assets and liabilities denominated in foreign currencies are translated into U.S. dollars daily. Purchases and sales of investment securities and accruals of income and expenses are translated at the rate of exchange prevailing on the date of the transaction. For assets and liabilities other than investments in securities, net realized and unrealized gains and losses from foreign currency translations arise from changes in currency exchange rates. The Corporation combines fluctuations from currency exchange rates and fluctuations in market value when computing net realized and unrealized gain or loss from investments.
D. Federal income taxes - It is the Corporation's policy to distribute all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. In addition, the Corporation intends to pay distributions as required to avoid imposition of excise tax. Accordingly, provision has not been made for Federal income taxes. See Note 4 - Federal Income Tax Matters.
E. Dividends and distributions - Dividends and distributions to shareholders are recorded by each Fund on the business day following record date. Net investment income dividends and capital gains distributions are determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences are due to differing treatments for items such as deferral of wash sales and post-October losses, foreign currency transactions, net operating losses and expiring capital loss carryovers.

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

NOTE 2 - Investment Management And Payments To Affiliated Persons

Waddell & Reed Investment Management Company (WRIMCO), a wholly owned subsidiary of Waddell & Reed, Inc. (W&R), serves as the Corporation's investment manager. The Corporation pays a fee for investment management services. The fee is computed and paid daily based on the net asset value at the close of business. The fee is payable by each Fund at the following annual rates: 0.70% of net assets up to $1 billion, 0.65% of net assets over $1 billion and up to $2 billion, 0.60% of net assets over $2 billion and up to $3 billion, and 0.55% of net assets over $3 billion.

However, WRIMCO has voluntarily agreed to waive its management fee on any day if a Fund's net assets are less than $25 million, subject to WRIMCO's right to change or modify this waiver.

The Corporation has an Accounting Services Agreement with Waddell & Reed Services Company (WRSCO), a wholly owned subsidiary of W&R. Under the agreement, WRSCO acts as the agent in providing accounting services and assistance to the Corporation and pricing daily the value of shares of each Fund. For these services, each Fund pays WRSCO a monthly fee of one-twelfth of the annual fee shown in the following table.

Accounting Services Fee

Average Net Asset Level (in millions)			Annual Fee Rate for Each Level

From	$0 to	$10	$0
From	$10 to	$25	$11,500
From	$25 to	$50	$23,100
From	$50 to	$100	$35,500
From	$100 to	$200	$48,400
From	$200 to	$350	$63,200
From	$350 to	$550	$82,500
From	$550 to	$750	$96,300
From	$750 to	$1,000	$121,600
	$1,000 and Over		$148,500

In addition, for each class of shares in excess of one, each Fund pays WRSCO a monthly per-class fee equal to 2.5% of the monthly accounting services base fee.

Each Fund also pays monthly a fee at the annual rate of 0.01% or one basis point for the first $1 billion of net assets with no fee charged for net assets in excess of $1 billion.

For Class A, Class B and Class C shares, the Corporation pays WRSCO a monthly per account charge for shareholder servicing. The monthly fee is as follows: Dividend Income Fund - $1.5792 for each shareholder account which was in existence at any time during the prior month; Value Fund - $1.5042 for each shareholder account which was in existence at any time during the prior month. With respect to Class Y shares, the Corporation pays WRSCO a monthly fee at an annual rate of 0.15% of the average daily net assets of the class for the preceding month. The Corporation also reimburses W&R and WRSCO for certain out-of-pocket costs for all classes.

As principal underwriter for the Corporation's shares, W&R receives gross sales commissions (which are not an expense of the Corporation) for Class A shares. A contingent deferred sales charge (CDSC) may be assessed against a shareholder's redemption amount of Class A, Class B and Class C shares and is paid to W&R. During the period ended June 30, 2005, W&R received the following amounts in gross sales commissions and CDSC.

	Gross Sales Commissions	CDSC
		Class A	Class B	Class C

Dividend Income Fund	$1,452,407	$15	$16,489	$2,731
Value Fund	2,031,859	453	103,796	2,720

With respect to Class A, Class B and Class C shares, W&R pays sales commissions and all expenses in connection with the sale of the Corporation's shares, except for registration fees and related expenses. During the period ended June 30, 2005, W&R paid the following amounts: Dividend Income Fund - $943,963 and Value Fund - $1,331,250.

Under a Distribution and Service Plan for Class A shares adopted by the Corporation pursuant to Rule 12b-1 under the Investment Company Act of 1940, each Fund may pay a distribution and/ or service fee to W&R in an amount not to exceed 0.25% of the Fund's Class A average annual net assets. The fee is to be paid to reimburse W&R for amounts it expends in connection with the distribution of the Class A shares and/or provision of personal services to Fund shareholders and/ or maintenance of shareholder accounts.

Under the Distribution and Service Plan adopted by the Corporation for Class B and Class C shares, respectively, each Fund may pay W&R a service fee of up to 0.25%, on an annual basis, of the average daily net assets of the class to compensate W&R for providing services to shareholders of that class and/or maintaining shareholder accounts for that class and a distribution fee of up to 0.75%, on an annual basis, of the average daily net assets of the class to compensate W&R for distributing the shares of that class. The Class B Plan and the Class C Plan each permit W&R to receive compensation, through the distribution and service fee, respectively, for its distribution activities for that class, which are similar to the distribution activities described with respect to the Class A Plan, and for its activities in providing personal services to shareholders of that class and/or maintaining shareholder accounts of that class, which are similar to the corresponding activities for which it is entitled to reimbursement under the Class A Plan.

The Corporation paid Directors' fees of $31,151, which are included in other expenses. The Corporation pays Frederick Vogel III additional compensation for his service as lead independent director. For the fiscal year ended June 30, 2005, that amount was $490.

W&R is a subsidiary of Waddell & Reed Financial, Inc., a public holding company, and a direct subsidiary of Waddell & Reed Financial Services, Inc., a holding company.

NOTE 3 - Investment Securities Transactions

Investment securities transactions for the period ended June 30, 2005 are summarized as follows:

	Dividend Income Fund	Value Fund

Purchases of investment securities, excluding short-term and U.S. government obligations	$143,101,979	$315,726,293
Purchases of U.S. government obligations	-	-
Purchases of short-term securities	1,471,907,257	1,234,410,349
Purchases of options	-	946,426
Proceeds from maturities and sales of investment securities, excluding short-term and U.S. government obligations	56,673,921	252,382,843
Proceeds of U.S. government obligations	-	-
Proceeds from maturities and sales of short-term securities	1,476,626,288	1,230,162,312
Proceeds from sales of options	-	677,073

For Federal income tax purposes, cost of investments owned at June 30, 2005 and the related appreciation (depreciation) were as follows:

	Cost	Appreciation	Depreciation	Aggregate Appreciation

Dividend Income Fund	$234,234,377	$37,778,812	$4,856,117	$32,922,695
Value Fund	533,656,290	89,531,206	12,284,995	77,246,211

NOTE 4 - Federal Income Tax Matters

For Federal income tax purposes, the Funds' distributed and undistributed earnings and profit for the fiscal year ended June 30, 2005 and the related capital loss carryover and post-October activity were as follows:

	Dividend Income Fund	Value Fund

Net ordinary income	$2,386,249	$5,973,592
Distributed ordinary income	2,807,312	3,437,223
Undistributed ordinary income	163,699	3,510,083

Realized long-term capital gains	-	13,756,891
Distributed long-term capital gains	9,490	-
Undistributed long-term capital gains	-	13,756,891

Capital loss carryover	145,197	-

Post-October losses deferred	-	14,122

Internal Revenue Code regulations permit each Fund to defer into its next fiscal year net capital losses or net long-term capital losses and net foreign currency losses incurred between each November 1 and the end of its fiscal year (post-October losses).

Capital loss carryovers are available to offset future realized capital gain net income for Federal income tax purposes. The following shows the totals by year in which the capital loss carryovers will expire if not utilized.

	Dividend Income Fund	Value Fund

June 30, 2013	$145,197	$-

NOTE 5 - Multiclass Operations

Each Fund currently offers four classes of shares, Class A, Class B, Class C and Class Y, each of which have equal rights as to assets and voting privileges. Class Y shares are not subject to a sales charge on purchases, are not subject to a Rule 12b-1 Distribution and Service Plan and are subject to a separate shareholder servicing fee structure. A comprehensive discussion of the terms under which shares of each class are offered is contained in the Prospectus and the Statement of Additional Information for the Fund.

Income, non-class specific expenses, and realized and unrealized gains and losses are allocated daily to each class of shares based on the value of their relative net assets as of the beginning of each day adjusted for the prior day's capital share activity.

Transactions in capital stock for the fiscal year ended June 30, 2005 are summarized below. Amounts are in thousands.

	Dividend Income Fund	Value Fund

Shares issued from sale of shares:
Class A	8,642	11,818
Class B	547	891
Class C	439	808
Class Y	129	327
Shares issued from reinvestment of dividend and/or capital gains distribution:
Class A	206	248
Class B	5	-
Class C	4	-
Class Y	14	22
Shares redeemed:
Class A	(2,378)	(7,441)
Class B	(206)	(852)
Class C	(207)	(576)
Class Y	(88)	(110)

Increase in outstanding capital shares	7,107	5,135

Value issued from sale of shares:
Class A	$101,402	$145,620
Class B	6,406	10,689
Class C	5,156	9,807
Class Y	1,519	4,045
Value issued from reinvestment of dividend and/or capital gains distribution:
Class A	2,501	3,133
Class B	61	-
Class C	49	-
Class Y	165	273
Value redeemed:
Class A	(28,148)	(91,857)
Class B	(2,438)	(10,295)
Class C	(2,438)	(7,013)
Class Y	(1,044)	(1,379)

Increase in outstanding capital	$83,191	$63,023

Transactions in capital stock for the fiscal year ended June 30, 2004 are summarized below. Amounts are in thousands.

	Dividend Income Fund	Value Fund

Shares issued from sale of shares:
Class A	12,662	12,950
Class B	929	1,277
Class C	694	707
Class Y	697	469
Shares issued from reinvestment of dividend and/or capital gains distribution:
Class A	41	141
Class B	-	-
Class C	-	-
Class Y	2	17
Shares redeemed:
Class A	(1,018)	(7,069)
Class B	(61)	(614)
Class C	(59)	(534)
Class Y	(9)	(211)

Increase in outstanding capital shares	13,878	7,133

Value issued from sale of shares:
Class A	$134,074	$143,491
Class B	9,760	13,804
Class C	7,337	7,686
Class Y	7,743	5,150
Value issued from reinvestment of dividend and/or capital gains distribution:
Class A	444	1,550
Class B	-	-
Class C	-	-
Class Y	23	183
Value redeemed:
Class A	(11,146)	(77,676)
Class B	(665)	(6,615)
Class C	(641)	(5,732)
Class Y	(101)	(2,332)

Increase in outstanding capital	$146,828	$79,509

NOTE 6 - Options

Options purchased by a Fund are accounted for in the same manner as marketable portfolio securities. The cost of portfolio securities acquired through the exercise of call options is increased by the premium paid to purchase the call. The proceeds from securities sold through the exercise of put options are decreased by the premium paid to purchase the put.

When a Fund writes (sells) an option, an amount equal to the premium received by the Fund is recorded as a liability. The amount of the liability is subsequently adjusted to reflect the current market value of the option written. The current market value of an option is the last sales price on the principal exchange on which the option is traded or, in the absence of transactions, the mean between the bid and asked prices or a value supplied by a broker-dealer. When an option expires on its stipulated expiration date or the Fund enters into a closing purchase transaction, the Fund realizes a gain (or loss if the cost of a closing purchase transaction exceeds the premium received when the call option was sold) and the liability related to such option is extinguished. When a written call option is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether the Fund has realized a gain or loss. For the Fund, when a written put option is exercised, the cost basis of the securities purchased by the Fund is reduced by the amount of the premium received.

For Value Fund, transactions in call options written were as follows:

	Number of Contracts	Premium Received

Outstanding at June 30, 2004	2,604	$246,765
Options written	31,295	2,161,188
Options terminated in closing purchase transactions	(7,398)	(496,650)
Options exercised	(10,661)	(877,730)
Options expired	(13,534)	(867,008)

Outstanding at June 30, 2005	2,306	$166,565

For Value Fund, transactions in put options written were as follows:

	Number of Contracts	Premium Received

Outstanding at June 30, 2004	1,604	$78,923
Options written	17,057	862,888
Options terminated in closing purchase transactions	(189)	(7,371)
Options exercised	(5,164)	(310,817)
Options expired	(9,760)	(446,578)

Outstanding at June 30, 2005	3,548	$177,045

Report of Independent Registered Public Accounting Firm

The Board of Directors and Shareholders,
Waddell & Reed Advisors Select Funds, Inc.:

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Waddell & Reed Advisors Dividend Income Fund and Waddell & Reed Advisors Value Fund (collectively the "Funds"), the mutual funds comprising Waddell & Reed Advisors Select Funds, Inc., as of June 30, 2005, and the related statements of operations for the fiscal year then ended, the statements of changes in net assets for each of the two fiscal years in the period then ended, and the financial highlights for the periods presented. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds' internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of June 30, 2005, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the respective Funds comprising Waddell & Reed Advisors Select Funds, Inc. as of June 30, 2005, the results of their operations for the fiscal year then ended, the changes in their net assets for each of the two fiscal years in the period then ended, and their financial highlights for the periods presented, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP
Kansas City, Missouri
August 12, 2005

Income Tax Information

The amounts of the dividends and long-term capital gains below, multiplied by the number of shares owned by you on the record date, will give you the total amounts to be reported in your Federal income tax return for the year in which they were received or reinvested.

		PER-SHARE AMOUNTS REPORTABLE AS:

		For Individuals			For Corporations

Record Date	Total	Qualifying	Non- Qualifying	Long-Term Capital Gain	Qualifying	Non- Qualifying	Long-Term Capital Gain

		Dividend Income Fund Class A
9-15-04	$0.02000	$0.02000	$-	$-	$0.02000	$-	$-
12-15-04	0.09090	0.09040	-	0.00050	0.06500	0.02540	0.00050
3-9-05	0.02300	0.02300	-	-	0.02300	-	-
6-15-05	0.02800	0.02800	-	-	0.02800	-	-

	$0.16190	$0.16140	$-	$0.00050	$0.13600	$0.02540	$0.00050

		Dividend Income Fund Class B
12-15-04	$0.05590	$0.05540	$-	$0.00050	$0.03000	$0.02540	$0.00050

		Dividend Income Fund Class C
12-15-04	$0.05590	$0.05540	$-	$0.00050	$0.03400	$0.02540	$0.00050

		Dividend Income Fund Class Y
9-15-04	$0.03100	$0.03100	$-	$-	$0.03100	$-	$-
12-15-04	0.10190	0.10140	-	0.00050	0.07600	0.02540	0.00050
3-9-05	0.03400	0.03400	-	-	0.03400	-	-
6-15-05	0.04000	0.04000	-	-	0.04000	-	-

	$0.20690	$0.20640	$-	$0.00050	$0.18100	$0.02540	$0.00050

		Value Fund Class A
12-15-04	$0.08600	$0.08600	$-	$-	$0.08600	$-	$-

		Value Fund Class B
12-15-04	$-	$-	$-	$-	$-	$-	$-

		Value Fund Class C
12-15-04	$-	$-	$-	$-	$-	$-	$-

		Value Fund Class Y
12-15-04	$0.14300	$0.14300	$-	$-	$0.14300	$-	$-

CORPORATION DEDUCTIONS - Under Federal tax law, the amounts reportable as Qualifying Dividends are eligible for the dividends received deduction in the year received as provided by Section 243 of the Internal Revenue Code.

The tax status of dividends paid will be reported to you on Form 1099-DIV after the close of the applicable calendar year.

Shareholders are advised to consult with their tax adviser concerning the tax treatment of dividends and distributions from the Fund.

The Board of Directors of Waddell & Reed Advisors Select Funds, Inc.

Each of the individuals listed below serves as a director for the Corporation, and for the other portfolios within the Waddell & Reed Advisors Funds, Waddell & Reed InvestEd Portfolios, Inc. and W&R Target Funds, Inc. (the Advisors Fund Complex), except that Mr. Hechler is not a Director of W&R Target Funds, Inc. The Advisors Fund Complex, together with the Ivy Family of Funds, make up the Waddell & Reed Fund Complex. The Ivy Family of Funds consists of the portfolios in the Ivy Funds and Ivy Funds, Inc.

The interested directors are "interested" by virtue of their current or former engagement as officers of Waddell & Reed Financial, Inc. (WDR) or its wholly-owned subsidiaries, including the funds' investment advisor, Waddell & Reed Investment Management Company (WRIMCO); the funds' principal underwriter, Waddell & Reed, Inc. (W&R); and the funds' transfer agent, Waddell & Reed Services Company (WRSCO), as well as by virtue of their personal ownership of shares of WDR. The other directors (more than a majority of the total number) are disinterested; that is, they are not employees or officers of, and have no financial interest in, WDR or any of its wholly-owned subsidiaries, including W&R, WRIMCO and WRSCO. Each Director serves an indefinite term, until he or she dies, resigns, is removed or becomes disqualified.

Additional Information about Directors

The Statement of Additional Information (SAI) for Waddell & Reed Advisors Select Funds, Inc. includes additional information about the Corporation's directors. The SAI is available without charge, upon request, by calling 1.888.WADDELL. It is also available on the Waddell & Reed website, www.waddell.com.

Disinterested Directors

James M. Concannon (57)

6300 Lamar Avenue, Overland Park, KS 66202
Position held with Fund: Director
Number of portfolios overseen by Director: 44
Director since: 2000
Director of Funds in the Fund Complex since: 1997
Principal Occupations During Past 5 Years: Professor of Law, Washburn Law School (1988 to present); Dean, Washburn Law School (1988 to 2001)
Other Directorships held by Director: Director, Am Vestors CBO II, Inc., a bond investment firm

John A. Dillingham (66)

4040 Northwest Claymont Drive, Kansas City, MO 64116
Position held with Fund: Director
Number of portfolios overseen by Director: 44
Director since: 2000
Director of Funds in the Fund Complex since: 1997
Principal Occupations During Past 5 Years: President and Director, JoDill Corp. (1980 to present) and Dillingham Enterprises, Inc. (1997 to present), both farming enterprises
Other Directorships held by Director: Chairman, Clay Co. IDA and Kansas City Municipal Assistance Corp., both bonding authorities; Director, Salvation Army

David P. Gardner (72)

6300 Lamar Avenue, Overland Park, KS 66202
Position held with Fund: Director
Number of portfolios overseen by Director: 44
Director since: 2000
Director of Funds in the Fund Complex since: 1998 Principal Occupation During Past 5 Years: retired
Other Directorships held by Director: Chairman, J. Paul Getty Trust; Director, Fluor Corp.; Director, Salzburg Seminar

Linda K. Graves (51)

6300 Lamar Avenue, Overland Park, KS 66202
Position held with Fund: Director
Number of portfolios overseen by Director: 44
Director since: 2000
Director of Funds in the Fund Complex since: 1995
Principal Occupation During Past 5 Years: Shareholder/attorney, Levy & Craig PC (1994 to present) (currently on leave of absence); First Lady of Kansas (1995 to 2003)
Other Directorships held by Director: Director, American Guaranty Life Insurance Company

Joseph Harroz, Jr. (38)

6300 Lamar Avenue, Overland Park, KS 66202
Position held with Fund: Director
Number of portfolios overseen by Director: 72
Director since: 2000
Director of Funds in the Fund Complex since: 1998
Principal Occupations During Past 5 Years: Vice President and General Counsel of the Board of Regents, University of Oklahoma (1996 to present); Adjunct Professor, University of Oklahoma Law School (1997 to present); Managing Member, Harroz Investments, LLC, commercial enterprise investments (1998 to present)
Other Directorships held by Director: Director, Ivy Funds, Inc.; Trustee, Ivy Funds

John F. Hayes (85) 6300

Lamar Avenue, Overland Park, KS 66202
Position held with Fund: Director
Number of portfolios overseen by Director: 44
Director since: 2000
Director of Funds in the Fund Complex since: 1988
Principal Occupation During Past 5 Years: Shareholder, Gilliland & Hayes, PA, a law firm; formerly, Chairman, Gilliland & Hayes (1995 to 2003)
Other Directorships held by Director: Director, Central Bank & Trust; Director, Central Financial Corp.

Glendon E. Johnson (81)

6300 Lamar Avenue, Overland Park, KS 66202
Position held with Fund: Director
Number of portfolios overseen by Director: 44
Director since: 2000
Director of Funds in the Fund Complex since: 1971
Principal Occupations During Past 5 Years: Retired
Other Directorships held by Director: Manager, Castle Valley Ranches LLC; Chairman, Wellness Council of America; Chairman, Bank Assurance Partners, marketing; Executive Board and Advisory Committee, Boy Scouts of America

Frank J. Ross, Jr. (52)

6300 Lamar Avenue, Overland Park, KS 66202
Position held with Fund: Director
Number of portfolios overseen by Director: 44
Director since: 2000
Director of Funds in the Fund Complex since: 1996
Principal Occupation During Past 5 Years: Shareholder/Director, Polsinelli Shalton Welte Suelthaus, a law firm (1980 to present)
Other Directorships held by Director: Director, Columbian Bank & Trust

Eleanor B. Schwartz (68)

6300 Lamar Avenue, Overland Park, KS 66202
Position held with Fund: Director
Number of portfolios overseen by Director: 72
Director since: 2000
Director of Funds in the Fund Complex since: 1995
Principal Occupations During Past 5 Years: Professor Emeritus, University of Missouri at Kansas City (2003 to present); Professor of Business Administration, University of Missouri at Kansas City (1980 to 2003)
Other Directorships held by Director: Director, Ivy Funds, Inc.; Trustee, Ivy Funds

Frederick Vogel III (69)

6300 Lamar Avenue, Overland Park, KS 66202
Position held with Fund: Director
Number of portfolios overseen by Director: 44
Director since: 2000
Director of Funds in the Fund Complex since: 1971
Principal Occupation During Past 5 Years: Retired
Other Directorships held by Director: None

Interested Directors

Robert L. Hechler (68)

6300 Lamar Avenue, Overland Park, KS 66202
Positions held with Fund: Director; formerly, President, Principal Financial Officer
Number of portfolios overseen by Director: 24
Director since: 2000
Director of Funds in the Fund Complex since: 1998
Principal Occupations During Past 5 Years: Consultant of WDR and W&R (2001 to present); Director of WDR (1998 to 2003); Executive Vice President and Chief Operating Officer of WDR (1998 to 2001); Director, Principal Financial Officer and Treasurer of W&R (1981 to 2001); Chief Executive Officer and President of W&R (1993 to 2001); Director, Executive Vice President, Principal Financial Officer and Treasurer of WRIMCO (1985 to 2001); Director and Treasurer of WRSCO (1981 to 2001)
Other Directorships held by Director: None

Henry J. Herrmann (62)

6300 Lamar Avenue, Overland Park, KS 66202
Positions held with Fund: Chairman of the Board, Director and President; formerly, Vice President
Number of portfolios overseen by Director: 72
Director since: 2000; President since: 2001; Chairman of the Board of Directors since 2005
Director of Funds in the Fund Complex since: 1998
Principal Occupation(s) During Past 5 Years: Chief Executive Officer of WDR (2005 to present); Chief Investment Officer and President of WDR (1998 to 2005); President and Chief Executive Officer of WRIMCO (1993 to present); Chairman of WRIMCO (2005 to present); Chief Investment Officer of WRIMCO (1991 to 2005); President, Chairman and Chief Executive Officer of Ivy Investment Management Company (IICO), an affiliate of WDR (2002 to present); Chief Investment Officer of IICO, (2002 to 2005); President of each of the Funds in the Advisors Fund Complex (2001 to present); President of Ivy Funds, Inc. (2001 to present); President of Ivy Funds (2002 to present)
Other Directorships held by Director: Director of WDR, W&R, WRIMCO, WRSCO, IICO; Director, Austin, Calvert & Flavin, an affiliate of WRIMCO; Director, Ivy Funds Distributor, Inc. (IFDI) an affiliate of WDR; Director, Ivy Funds, Inc.; Trustee, Ivy Funds

Officers

Theodore W. Howard (62)

6300 Lamar Avenue, Overland Park, KS 66202
Positions held with Fund: Vice President, Treasurer and Principal Accounting Officer since 2000; Principal Financial Officer since 2002
Positions held with Funds in the Fund Complex: Treasurer and Principal Accounting Officer since 1976; Vice President since 1987; Principal Financial Officer since 2002
Principal Occupation(s) During Past 5 Years: Senior Vice President of WRSCO (2001 to present); Treasurer and Principal Accounting Officer of each of the Funds in the Fund Complex (1976 to present); Vice President of each of the Funds in the Fund Complex (1987 to present); Principal Financial Officer of each of the Funds in the Fund Complex (2002 to present); Vice President of Ivy Funds (2002 to present); Principal Financial Officer, Principal Accounting Officer and Treasurer of Ivy Funds (2003 to present); Assistant Treasurer of Ivy Funds (2002 to 2003); Vice President of WRSCO (1988 to 2001)
Directorships held: None

Kristen A. Richards (37)

6300 Lamar Avenue, Overland Park, KS 66202
Positions held with Fund: Vice President, Secretary and Associate General Counsel since 2000
Positions held with Funds in the Fund Complex: Vice President, Secretary and Associate General Counsel since 2000
Principal Occupation(s) During Past 5 Years: Vice President, Associate General Counsel and Chief Compliance Officer of WRIMCO (2000 to present); Vice President, Associate General Counsel and Chief Compliance Officer of WRIICO (2002 to present); Vice President and Secretary of each of the Funds in the Fund Complex (2000 to present); Vice President and Secretary of Ivy Funds (2002 to present); Assistant Secretary of each of the funds in the Fund Complex (1998 to 2000)
Directorships held: None

Daniel C. Schulte (39)

6300 Lamar Avenue, Overland Park, KS 66202
Positions held with Fund: Vice President, Assistant Secretary and General Counsel since 2000
Positions held with Funds in the Fund Complex: Vice President, Assistant Secretary and General Counsel since 2000
Principal Occupation(s) During Past 5 Years: Vice President, Secretary and General Counsel of WDR (2000 to present); Senior Vice President, Secretary and General Counsel of W&R, WRIMCO and WRSCO (2000 to present); Vice President, General Counsel and Assistant Secretary of WRIICO (2002 to present); Vice President, General Counsel and Assistant Secretary of each of the Funds in the Fund Complex (2000 to present); Vice President and Assistant Secretary of Ivy Funds (2002 to present); Assistant Secretary of WDR (1998 to 2000)
Directorships held: None

Scott Schneider (37)

6300 Lamar Avenue, Overland Park, KS 66202
Positions held with Fund: Chief Compliance Officer since 2004
Positions held with Funds in the Fund Complex: Chief Compliance Officer since 2004
Principal Occupation(s) During Past 5 Years: Chief Compliance Officer for each of the Funds in the Fund Complex (2004 to present); formerly, Senior Attorney and Compliance Officer for each of the Funds in the Fund Complex (2000 to 2004)
Directorships held: None

Annual Privacy Notice

Waddell & Reed, Inc., Waddell & Reed Advisors Group of Mutual Funds and Waddell & Reed InvestEd Portfolios, Inc. (Waddell & Reed) are committed to ensuring their customers have access to a broad range of products and services to help them achieve their personal financial goals. In the course of doing business with Waddell & Reed, customers are requested to share financial information and they may be asked to provide other personal details. Customers can be assured that Waddell & Reed is diligent in its efforts to keep such information confidential.

Recognition of a Customer's Expectation of Privacy

At Waddell & Reed, we believe the confidentiality and protection of customer information is one of our fundamental responsibilities. And while information is critical to providing quality service, we recognize that one of our most important assets is our customers' trust. Thus, the safekeeping of customer information is a priority for Waddell & Reed.

Information Collected

In order to tailor available financial products to your specific needs, Waddell & Reed may request that you complete a variety of forms that require nonpublic personal information about your financial history and other personal details, including but not limited to, your name, address, social security number, assets, income and investments. Waddell & Reed may also gather information about your transactions with us, our affiliates and others.

Categories of Information that may be Disclosed

While Waddell & Reed may disclose information it collects from applications and other forms, as described above, we at Waddell & Reed also want to assure all of our customers that whenever information is used, it is done with discretion. The safeguarding of customer information is an issue we take seriously.

Categories of Parties to whom we disclose nonpublic personal information

Waddell & Reed may disclose nonpublic personal information about you to the following types of third parties: selectively chosen financial service providers, whom we believe have valuable products or services that could benefit you. Whenever we do this, we carefully review the company and the product or service to make sure that it provides value to our customers. We share the minimum amount of information necessary for that company to offer its product or service. We may also share information with unaffiliated companies that assist us in providing our products and services to our customers; in the normal course of our business (for example, with consumer reporting agencies and government agencies); when legally required or permitted in connection with fraud investigations and litigation; and at the request or with the permission of a customer.

Opt Out Right

If you prefer that we not disclose nonpublic personal information about you to nonaffiliated third parties, you may opt out of those disclosures, that is, you may direct us not to make those disclosures (other than disclosures permitted by law). If you wish to opt out of disclosures to nonaffiliated third parties, please provide a written request to opt out with your name and account number(s) or social security number to: Waddell & Reed, Attn: Opt Out Notices, P.O. Box 29220, Shawnee Mission, Kansas 66201. You may also call 1.888.WADDELL and a Client Services Representative will assist you.

Confidentiality and Security

We restrict access to nonpublic personal information about you to those employees who need to know that information to provide products and services to you. We maintain physical, electronic, and procedural safeguards that comply with federal standards to guard your nonpublic personal information. If you decide to close your account(s) or become an inactive customer, we will adhere to the privacy policies and practices as described in this notice.

Proxy Voting Information

Proxy Voting Guidelines

A description of the policies and procedures Waddell & Reed Advisors Group of Mutual Funds uses to determine how to vote proxies relating to portfolio securities is available (i) without charge, upon request, by calling 1.888.WADDELL or (ii) on the Securities and Exchange Commission's (SEC) website at www.sec.gov.

Proxy Voting Records

Information regarding how each Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on Form N-PX through Waddell & Reed's website at www.waddell.com and on the SEC's website at www.sec.gov.

Quarterly Portfolio Schedule Information

A complete schedule of portfolio holdings for the first and third quarters of each fiscal year will be filed with the Securities and Exchange Commission (SEC) on the Corporation's Form N-Q. This form may be obtained in the following ways:

  On the SEC's website at www.sec.gov.
  For review and copy at the SEC's Public Reference Room in Washington, DC. Information on the operations of the Public Reference Room may be obtained by calling 1.800.SEC.0330.
  On Waddell & Reed's website at www.waddell.com.

Householding Notice

If you currently receive one copy of the shareholder reports and prospectus for your household (even if more than one person in your household owns shares of the Fund) and you would prefer to receive separate shareholder reports and prospectuses for each account holder living at your address, you can do either of the following:

Fax your request to 800.532.2749.

Write to us at the address listed on the back cover.

Please list each account for which you would like to receive separate shareholder reports and prospectus mailings. We will resume sending separate documents within 30 days of receiving your request.

To all traditional IRA Planholders:

As required by law, we are hereby providing notice to you that income tax may be withheld automatically from any distribution or withdrawal from a traditional IRA. The Fund is generally required to withhold taxes unless you make a written election not to have taxes withheld. The election may be made on the distribution/withdrawal form provided by Waddell & Reed, Inc. which can be obtained from your Waddell & Reed representative or by submitting Internal Revenue Service Form W-4P. Once made, an election can be revoked by providing written notice to Waddell & Reed, Inc. If you elect not to have tax withheld you may be required to make payments of estimated tax. Penalties may be imposed by the IRS if withholding and estimated tax payments are not adequate.

The Waddell & Reed Advisors Funds Family

Global/International Funds

Waddell & Reed Advisors Global Bond Fund
Waddell & Reed Advisors International Growth Fund

Domestic Equity Funds

Waddell & Reed Advisors Accumulative Fund
Waddell & Reed Advisors Core Investment Fund
Waddell & Reed Advisors Dividend Income Fund
Waddell & Reed Advisors New Concepts Fund
Waddell & Reed Advisors Small Cap Fund
Waddell & Reed Advisors Tax-Managed Equity Fund
Waddell & Reed Advisors Value Fund
Waddell & Reed Advisors Vanguard Fund

Fixed Income Funds

Waddell & Reed Advisors Bond Fund
Waddell & Reed Advisors Government Securities Fund
Waddell & Reed Advisors High Income Fund
Waddell & Reed Advisors Limited-Term Bond Fund
Waddell & Reed Advisors Municipal Bond Fund
Waddell & Reed Advisors Municipal High Income Fund

Money Market Funds

Waddell & Reed Advisors Cash Management

Specialty Funds

Waddell & Reed Advisors Asset Strategy Fund
Waddell & Reed Advisors Continental Income Fund
Waddell & Reed Advisors Retirement Shares
Waddell & Reed Advisors Science and Technology Fund

1.888.WADDELL
Visit us online at www.waddell.com

Investors should consider the investment objectives, risks, charges and expenses of a fund carefully before investing. For a prospectus containing this and other information for the Waddell & Reed Advisors Funds, call your financial advisor or visit us online at www.waddell.com. Please read the prospectus carefully before investing.

NUR1024A (6-05)

ITEM 2. CODE OF ETHICS

(a)

As of June 30, 2005, the Registrant has adopted a code of ethics (the "Code"), as defined in Item 2 of Form N-CSR, that applies to the Principal Executive Office and Principal Financial Officer or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. A copy of this code of ethics is filed as an exhibit to this Form N-CSR.

(b)

There have been no amendments, during the period covered by this report, to a provision of the Code that applies to the registrant's Principal Executive Officer, Principal Financial Officer, Principal Accounting Officer or Controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the Code.

(c)

During the period covered by this report, the registrant did not grant any waivers, including an implicit waiver, from a provision of the Code that applies to the registrant's Principal Executive Officer, Principal Financial Officer, Principal Accounting Officer or Controller, or persons performing similar functions, regardless of whether those individuals were employed by the registrant or a third party, that related to one or more of the items set forth in paragraph (b) of this item's instructions.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT

The Board of Directors of the Registrant has determined that Glendon E. Johnson, Sr. is an audit committee financial expert, as defined in Item 3 of Form N-CSR, serving on its audit committee. Mr. Johnson is independent for purposes of Item 3 of Form N-CSR.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a)	Audit Fees

The aggregate fees billed for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for each of the last two fiscal years are as follows:

	2004	$28,000
	2005	30,000

(b)	Audit-Related Fees

The aggregate fees billed for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's annual financial statements and are not reported under paragraph (a) of this Item are as follows:

	2004	$1,500
	2005	0

	These fees are related to the review of Form N-1A and to the review of merger proxies.

(c)	Tax Fees

	The aggregate fees billed for professional services rendered by the principal accountant for tax compliance, tax advice and tax planning are as follows:

	2004	$2,400
	2005	3,000

	These fees are related to the review of the registrant's tax returns.

(d)	All Other Fees

	The aggregate fees billed for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this item are as follows:

	2004	$551
	2005	670

	These fees are related to the review of internal control and the review of additional security-related costs.

(e)	(1)	Registrant's audit committee considers with the principal accountants all audit services to be provided by the principal accountants and pre-approves all such audit services.

The audit committee shall pre-approve all non-audit services to be provided by the principal accountants to the registrant; provided that the pre-approval requirement does not apply to non-audit services that (i) were not identified as such at the time of the pre-approval and (ii) do not aggregate more than 5% of total fees paid to the principal accountants by the registrant during the fiscal year in which the services are provided, if the audit committee approves the provision of such non-audit services prior to the completion of the audit.

The audit committee shall pre-approve all non-audit services to be provided by the principal accountants to the investment adviser (not including any subadvisor whose role is primarily portfolio management and is subcontracted and overseen by the investment advisor) or any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant if the engagement relates directly to the operations or financial reporting of the registrant; provided that the pre-approval requirement does not apply to non-audit services that (i) were not identified as such at the time of the pre-approval and (ii) do not aggregate more than 5% of total fees paid to the principal accountants by the registrant for all services and by the registrant's investment adviser for non-audit services if the engagement relates directly to the operations or financial reporting of the registrant during the fiscal year in which those services are provided, if the audit committee approves the provision of such non-audit services prior to the completion of the audit.

(e)	(2)

None of the services described in each of paragraphs (b) through (d) of this Item were approved by the audit committee pursuant to the waiver provisions of paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)	Not applicable

(g)

$4,451 and $3,670 are the aggregate non-audit fees billed in each of the last two fiscal years for services rendered by the principal accountant to the registrant. $149,072 and $217,042 are the aggregate non-audit fees billed in each of the last two fiscal years for services rendered by the principal accountant to the investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.

(h)	Not Applicable.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS

Not applicable.

ITEM 6. SCHEDULE OF INVESTMENTS.

See Item 1 Shareholder Report.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END

MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANIES AND AFFILIATED PURCHASERS

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

The Nominating Committee of the Board of Directors of the Registrant will consider nominees recommended by shareholders of the Fund. Shareholders should direct the names of candidates they wish to be considered to the attention of the Fund's Nominating Committee, in care of the Fund's Secretary, at the address of the Fund listed on the front page of this Report. Such nominees will be considered with any other director nominees.

ITEM 11. CONTROLS AND PROCEDURES.

(a)

The Registrant's Principal Executive Officer and Principal Financial Officer, or persons performing similar functions, based on their evaluation of the Registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, have concluded that such controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended) are effective and adequately designed to ensure that information required to be disclosed by the Registrant in its reports that it files or submits is accumulated and communicated to the Registrant's management, including the Principal Executive Officer and Principal Financial Officer, or persons performing similar functions, as appropriate, to allow timely decisions regarding required disclosure.

(b)

There were no significant changes in the registrant's internal controls over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940, as amended) that occurred during the registrant's second fiscal half-year that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12. EXHIBITS.

(a)(1) The Code described in Item 2 of this Form N-CSR.

Attached hereto as Exhibit 99.CODE.

(a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)).

Attached hereto as Exhibit 99.CERT.

(b) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)).

Attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Waddell & Reed Advisors Select Funds, Inc.
(Registrant)

By	/s/Kristen A. Richards
Kristen A. Richards, Vice President and Secretary

Date September 6, 2005

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/Henry J. Herrmann
Henry J. Herrmann, President and Principal Executive Officer

Date September 6, 2005

By	/s/Theodore W. Howard
Theodore W. Howard, Treasurer and Principal Financial Officer

Date September 6, 2005